UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K
_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 5, 2006 (September 1, 2006)

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Avis Budget Group, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	1-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 496-4700
(Registrant's telephone number, including area code)

Cendant Corporation
9 West 57th Street
New York, NY 10019
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 1, 2006, Avis Budget Group, Inc. (the “Company”) amended and restated its Rights Agreement, dated as of July 13, 2006, between the Company and Mellon Investor Services LLC as Rights Agent to reflect the issuance of the Company's Common Stock in uncertificated form and to reflect the change of the Company's name from Cendant Corporation (“Cendant”) to Avis Budget Group, Inc. The complete text of the Amended and Restated Rights Agreement is attached hereto as Exhibit 4.1, and is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The disclosure in Item 1.01 regarding the Amended and Restated Rights Plan and in Item 5.03 regarding the reverse stock split, redesignation of the Company’s common stock and the decrease in authorized shares are incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 29, 2006, at the Cendant Corporation (currently known as Avis Budget Group, Inc.) 2006 annual meeting of stockholders, the stockholders approved certain amendments to the Company’s Certificate of Incorporation (the “Amendments”). The Amendments were filed with the Secretary of State of the State of Delaware on September 1, 2006, at which time the Amendments became effective. The Amendments are as follows:

Name change. The name of the Company in the Certificate of Incorporation has been changed from Cendant Corporation to Avis Budget Group, Inc. (the “Name Change”).

Reverse Stock Split. The Company has amended its Certificate of Incorporation to effect a reverse split on a one for ten (1:10) basis so that ten (10) shares of old common stock shall be converted into and reconstituted as one (1) share of new common stock. The name change to Avis Budget Group, Inc. and the one-for-ten reverse stock split became effective on the New York Stock Exchange at the opening of the market on September 5, 2006 and, at that time, its trading symbol was changed to “CAR.”

Redesignation of Common Stock. The Company has amended its Certificate of Incorporation to redesignate its series of common stock presently designated as “Cendant Corporation-CD Common Stock” in its Certificate of Incorporation to “Common Stock” and, to remove all references to the series of common stock defined as “Move.com Stock”. The rights of the holders of the redesignated common stock are identical to the rights associated with Cendant Corporation-CD common stock. The holders of common stock are entitled to receive an uncertificated share of common stock for each share of Cendant Corporation-CD Common Stock that they currently hold, subject to the impact of the reverse stock split described above. The Company will mail to the holders of Common Stock in certificated form a Letter of Transmittal with instructions that explain how to return certificated shares of Common Stock to enable stockholders to receive uncertificated shares of Common Stock to which they are entitled following the redesignation and reverse stock split of the Company’s common stock. Unexchanged certificates represent the number of full shares of reclassified Common Stock to which such holders are entitled, after giving effect to the one-for-ten reverse stock split and the redesignation. Holders of unexchanged certificates are not entitled to receive any dividends or other distributions, including cash in lieu of fractional shares, payable by the Company since the reverse stock split became effective, until the certificates have been surrendered together with a duly completed and executed Letter of Transmittal. Such dividends and distributions, if any, will be accumulated, and at the time of surrender of the certificates together with a duly completed and executed Letter of Transmittal, all such unpaid dividends or distributions will be paid without interest. In addition, if holders of unexchanged certificates do not surrender their shares for exchange, within the period provided for under applicable state law, the state such holder lives in may become the guardian of his or her holding as abandoned property.

Decrease in Shares. The Company has amended its Certificate of Incorporation to decrease the number of authorized shares of the Company’s common stock from 2,000,000,000 shares to 250,000,000 shares.

The foregoing descriptions of the Amendments are qualified in their entirety by reference to the complete text of the Amended and Restated Certificate of Incorporation of Cendant Corporation, a copy of which is attached hereto as Exhibit 3.1, and incorporated herein by reference.

On August 24, 2006, the Company’s Board of Directors approved amendments to the By-Laws of the Company to, among other things, (i) fix the number of directors constituting the Audit Committee at three (formerly consisted of not less than four), (ii) reflect the Name Change and (iii) delete the independence criteria for audit committee members as the New York Stock Exchange governance standards, the Company's director independence criteria and applicable SEC rules have replaced such criteria.

The Amended and Restated By-Laws became effective on September 1, 2006. The foregoing description of the amendments to the Company’s By-Laws is qualified in its entirety by reference to the complete text of the Amended and Restated By-Laws, a copy of which is attached hereto as Exhibit 3.2, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Cendant Corporation
3.2	Amended and Restated By-Laws of Avis Budget Group, Inc.
4.1
Amended and Restated Rights Agreement between Avis Budget Group, Inc. and Mellon Investor Services LLC, dated as of September 1, 2006 (Incorporated by reference to Exhibit 4.1 to Amendment No. 1 to the Company’s Registration Statement on Form 8-A dated September 5, 2006).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIS BUDGET GROUP, INC.
By:	/s/ Jean M. Sera
Jean M. Sera Senior Vice President and Secretary

Date: September 5, 2006

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Cendant Corporation
3.2	Amended and Restated By-Laws of Avis Budget Group, Inc.
4.1
Amended and Restated Rights Agreement between Avis Budget Group, Inc. and Mellon Investor Services LLC, dated as of September 1, 2006 (Incorporated by reference to Exhibit 4.1 to Amendment No. 1 to the Company’s Registration Statement on Form 8-A dated September 5, 2006).